EXHIBIT 10.mm

                       AMENDMENT NO. 9 TO CREDIT AGREEMENT

         AMENDMENT NO. 9 (this "AMENDMENT"), dated as of November 30, 1999, to and under the Credit Agreement, dated as of March 30, 1998 (as amended by Amendment No. 1 dated as of May 8, 1998, Amendment No. 2 dated as of June 30, 1998, Amendment No. 3 dated as of October 19, 1998, Amendment No. 4 dated as of April 10, 1999, Amendment No. 5 dated as of April 15, 1999, Amendment No. 6 dated as of May 25, 1999, Amendment No. 7 dated as of October 27, 1999 and Amendment No. 8 dated as of November 16, 1999, as so amended, the "CREDIT AGREEMENT"), among SUNBEAM CORPORATION (the "PARENT"), the SUBSIDIARY BORROWERS referred to therein, the LENDERS party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent, and FIRST UNION NATIONAL BANK, as Administrative Agent.

                              W I T N E S S E T H :

         WHEREAS, the Parent, the Subsidiary Borrowers, the Lenders and the Agents are parties to the Credit Agreement;

         WHEREAS, the Parent has requested that the Administrative Agent and the Lenders agree to amend certain reporting requirements contained in Section 5.02 of the Credit Agreement;

         WHEREAS, the Administrative Agent and the Lenders are willing to agree to such requested amendments, but only upon the terms and conditions of this Amendment; and

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Except as herein specifically amended, all terms and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to such terms and provisions. This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Credit Agreement or any other Loan Document or indicate the Lenders' willingness to consent to any other modification, amendment or waiver of the Credit Agreement or any other Loan Document, including without limitation, any modification, amendment or waiver of the Section amended pursuant to this Amendment for any other date or time period or in connection with any other transaction.

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         SECTION 2. ADDITIONAL INFORMATIONAL REQUIREMENTS. Section 5.02 of the
Credit Agreement is amended to replace paragraphs (B), (C), (D) and (F) with the following new paragraphs (B), (C), (D) and (F):

                  "(B) (i) On or before the last Business Day of each month, a cash forecast, showing monthly cash flows (and existing and forecasted liquidity under all financing and securitization arrangements) for the succeeding three months and (ii) on or before the fifteenth day of each month, a comparison of actual monthly cash flows for the immediately preceding month to the forecasted monthly cash flows for such immediately preceding month as set forth in the most recent forecast covering such immediately preceding month delivered pursuant to clause
         (i) of this paragraph (B).

                  (C) (i) On or before December 31, 1999, a Business Plan for the 2000 fiscal year of the Parent setting forth for each Strategic Business Unit and on a consolidated basis monthly final forecasted income statements, (ii) on or before January 15, 2000, a preliminary Business Plan for the 2000 fiscal year of the Parent setting forth for each Strategic Business Unit and on a consolidated basis monthly preliminary forecasted cash flow statements and balance sheets and
         (iii) on or before February 15, 2000, a final Business Plan for the 2000 fiscal year of the Parent setting forth for each Strategic Business Unit and on a consolidated basis monthly final forecasted cash flow statements and balance sheets.

                  (D) (i) On or before January 31, 2000, projections for the fiscal years 2001 and 2002 of the Parent setting forth for each Strategic Business Unit and on a consolidated basis projected income statements and (ii) on or before February 15, 2000, projections for the fiscal years 2001 and 2002 of the Parent setting forth (A) for each Strategic Business Unit projected capital expenditures and (B) for the Parent and its Consolidated Subsidiaries on a consolidated basis projected cash flow statements and balance sheets.

                  (F) (i) Biweekly, a report summarizing the status of the Parent's Year 2000 Computer Compatibility Project until such time as a Financial Officer delivers a certificate to the Administrative Agent certifying that such project is materially complete and (ii) if such certificate is delivered prior to March 31, 2000, on or before the last day of each month through March 31, 2000, a report summarizing the status of the year 2000 compatibility of the Parent and its Material Subsidiaries.".

         SECTION 3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Amendment, the Parent and the Subsidiary Borrower (to the extent applicable to it

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thereunder) hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

         SECTION 6. EFFECTIVENESS. This Amendment shall become effective on the date on which the Administrative Agent shall have received from each of the Parent, the Subsidiary Borrower and the Required Lenders, a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                     SUNBEAM CORPORATION

                                     By:________________________________________
                                     Name:
                                     Title:

                                     THE COLEMAN COMPANY, INC.


                                     By:________________________________________
                                     Name:
                                     Title:

                                     MORGAN STANLEY SENIOR FUNDING, INC.,
                                       individually and as Syndication Agent

                                     By:________________________________________
                                     Name:
                                     Title:

                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, individually
                                     and as Documentation Agent

                                     By:________________________________________
                                     Name:
                                     Title:

                                     FIRST UNION NATIONAL BANK,
                                       individually and as Administrative Agent
                                     By:________________________________________
                                     Name:
                                     Title: